UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2017

PAREXEL International Corporation

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-21244	04-2776269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 West Street

Waltham, Massachusetts 02451

(Address of principal executive offices, Zip code)

(781) 487-9900

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on June 19, 2017, PAREXEL International Corporation (the “Company” or “PAREXEL”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, West Street Parent, LLC, a Delaware limited liability company (“Parent”) and West Street Merger Sub, Inc., a Massachusetts corporation and wholly-owned subsidiary of Parent (“Merger Sub”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent (the “Merger”). Parent and Merger Sub were formed by Pamplona Investment Partners I, L.P (“Pamplona”).

In connection with Pamplona’s efforts to obtain debt financing to fund a portion of the amount necessary to complete the Merger and pay related fees in connection with the Merger and related transactions, the Company and Pamplona are presenting to prospective lenders certain information regarding the Company (the “Lender Presentation”). The Company is filing the Lender Presentation as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Lender Presentation dated July 2017

Additional Information About the Proposed Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This document relates to a proposed transaction between PAREXEL and Parent, which will become the subject of a proxy statement to be filed with the SEC by PAREXEL, and may be deemed to be solicitation material in respect of the proposed transaction. This document is not a substitute for the proxy statement that PAREXEL will file with the SEC or any other documents that PAREXEL may file with the SEC or send to shareholders in connection with the proposed transaction. Before making any voting decision, investors and security holders are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction and related matters.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by PAREXEL through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement, once it is filed, from PAREXEL by accessing PAREXEL’s website at www.parexel.com or upon written request to PAREXEL International Corp., Office of the Secretary, 195 West Street, Waltham, Massachusetts 02451.

Participants in the Solicitation

Parent, PAREXEL and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from PAREXEL’s shareholders in connection with the proposed transaction. Information regarding PAREXEL’s directors and executive officers is contained in the proxy statement for PAREXEL’s 2016 Annual Meeting of Shareholders, which was filed with the SEC on October 26, 2016. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing PAREXEL’s website at www.parexel.com. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to West Street Parent, LLC (“Parent”) or PAREXEL International Corporation (“PAREXEL”), the management of either such company or the proposed transaction between Parent and PAREXEL, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Parent and PAREXEL undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmaceutical industry, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents PAREXEL has filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the possibility that (1) Parent and PAREXEL may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) the transaction may divert management’s attention from PAREXEL’s ongoing business operations; (4) the proposed transaction may involve unexpected costs; (5) the business may suffer as a result of uncertainty surrounding the proposed transaction, including difficulties in maintaining relationships with customers or retaining key employees; (6) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; or (7) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by PAREXEL. Neither Parent nor PAREXEL gives any assurance that either Parent or PAREXEL will achieve its expectations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of PAREXEL described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by PAREXEL from time to time with the SEC. All forward-looking statements included in this document are based upon information available to Parent and PAREXEL on the date hereof, and neither Parent nor PAREXEL assumes any obligation to update or revise any such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2017

PAREXEL INTERNATIONAL CORPORATION

By:	/s/ Josef H. von Rickenbach
Name:	Josef H. von Rickenbach
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Lender Presentation dated July 2017